ALPHA ANALYTICS DIGITAL FUTURE FUND

                          SUPPLEMENT DATED JULY 2, 2002
                      TO PROSPECTUS DATED DECEMBER 3, 2001

           The Board of Trustees of the Alpha Analytics Investment Trust has determined to redeem all outstanding shares of the Alpha Analytics Digital Future Fund. The Board has concluded that, due to the small size of the Fund, it is unlikely that the Fund will be able to meet its investment objective, and that the Fund therefore should cease operations.

           The Fund is no longer pursuing its investment objective. As of July 1, 2002, all holdings in the Fund's portfolio have been sold, and the proceeds are invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Any shareholders that have not redeemed their shares of the Fund prior to July 19, 2002 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. Prior to July 19, 2002, you may redeem your account, including reinvested distributions, in accordance with the section titled "How to Sell Shares" in the Prospectus. Please call shareholder services at 1-877-257-4240 for more information.

           Shares of the Fund may also be exchanged with shares of the Alpha Analytics Value Fund, in accordance with the section titled "How to Exchange Shares" in the Prospectus.

           This supplement and the Prospectus dated December 3, 2001 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated December 3, 2001, which is incorporated herein by reference and can be obtained without charge by calling the Funds at 1-877-257-4240.








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